Economic framework of the Group's business	12 Months Ended
Jun. 30, 2020
Notes to Financial Statements
Economic framework of the Group's business
34.	Economic framework of the Group's business

The Company does business in a complex framework due to the macroeconomic conditions, whose main variables have recently shown high volatility, and also due to regulatory, social and political conditions, both at a national and international level.

Its operating income may be affected by the fluctuations in the inflation rate and in the exchange rate at which the peso is converted into other currencies, mainly the US dollar, the variations in interest rates, which have an impact on the cost of capital, the changes in governmental policies, capital controls and other local and international political or economic events.

In December 2019, a novel strain of coronavirus (SARS-COV-2) causing a severe acute respiratory syndrome (“COVID-19”) was reported to have surfaced in Wuhan, China. COVID-19 has since spread across the world, including Argentina, and on March 11, 2020, the World Health Organization declared COVID-19 a pandemic. By early November approximately [1,284,519] cases of infections had been confirmed in Argentina. In response, countries have adopted extraordinary measures to contain the spread of the virus, including imposing travel restrictions and closing borders, requiring closures of non-essential businesses, instructing residents to practice social distancing, issuing stay-at-home orders, implementing quarantines and similar actions. The ongoing pandemic and these extraordinary government measures are disrupting global economic activity and resulting in significant volatility in global financial markets. According to the International Monetary Fund (“IMF”), the global economy has recently entered into a recession.

The Argentine government has adopted multiple measures in response to the COVID-19 pandemic, including a nationwide mandatory lockdown that began on March 19, 2020 that has been extended several times, most recently through November 8, 2020. The government has also required during the last months the mandatory shutdown of businesses not considered essential. Finally, on November 6, 2020, the government announced the end of the mandatory lockdown for the AMBA (the “Área Metropolitana de Buenos Aires or “AMBA”) and the beginning of the new phase of social distancing. However, Coronavirus cases have risen over the last few months in several regions of the world and the rate of infections is still increasing. Lockdowns return to Europe as cases rise again. Spain, France and the UK have all recorded more than one million cases, and several others are seeing their highest number of new infections since the start of the pandemic.

These measures have significantly affected Argentine companies, which have faced drops in income and the deterioration of their flow of payments. In this context, the Argentine Government announced several actions intended to tackle the financial crisis of the companies adversely affected by the COVID-19 pandemic. In addition to the stagnation of the Argentine economy, there is an international crisis caused by the COVID-19 pandemic. In view of this scenario, a severe downturn in the Argentine economy is expected.

After several negotiations between the Argentine Government and the bondholders, the Argentine Government announced the execution of an agreement in principle with the main groups of bondholders in order to avoid the default. On August 28, 2020, the Government informed that the holders of 93.55% of the aggregate outstanding principal amount of all bonds have accepted a debt exchange and, on August 31, 2020, the Argentine Government obtained the consents required to exchange and/or amend 99.01% of the aggregate outstanding principal amount of all series of eligible bonds. As of the date of these financial statements, the new bonds are already being traded on the market.

However, the Government still faces the challenge of arriving at a successful renegotiation of the debt with the IMF. A favorable outcome for Argentina and the restructuring of its debt with the IMF would have a positive impact on the Argentine economy in the mid- and long-term. On the contrary, failure to reach an agreement with foreign private creditors might lead Argentina to default on its sovereign debt and, as a result, this situation may trigger restrictions on the companies' ability to obtain new financing.

At a local level, the following circumstances may be noted:

●	In June 2020, the Estimador Mensual de Actividad Económica ("EMAE") reported by the National Institute of Statistics and Census (Instituto Nacional de Estadísticas y Censos or INDEC) recorded a (12.3)% variation compared to the same month in 2019 and a (7.4)% variation compared to the previous month.

●	The market expectations survey prepared by the Central Bank in July 2020 called Relevamiento de Expectativas de Mercado ("REM") forecasts that the retail inflation rate for 2020 will be 39.5%. The REM analysts foresee a (12.5)% decrease in the real GDP for 2020. In turn, they foresee a recovery in the economy for 2021 that will grow up to 5.6%. The economy is expected to grow during the third quarter of 2020 as the effects of the pandemic are perceived as transitory and economic recovery is expected to start soon.

●	The year-over-year inflation rate as of June 30, 2020 was 42.8%.

●	From July 2019 to June 2020, the peso depreciated 66% compared to the US dollar at the average wholesale exchange rate quoted by Banco de la Nación Argentina. In view of the foreign exchange restrictions in force since 2019, the gap between the official peso/US dollar exchange rate and the peso/US dollar exchange rate offered in the black market is almost 75%. This has an impact on the level of economic activity and detrimentally affects the reserves of the Argentine Central Bank. In addition, the current foreign exchange restrictions or those that may be imposed in the future may impair the Company's ability to access the Sole Free FX Market (Mercado Único Libre de Cambio or MULC) to purchase the currency required to meet its financial obligations.

On September 15, 2020, the Argentine Central Bank issued Communication "A" 7106 which establishes, among other things, that entities with principal maturities falling due between October 15, 2020 and March 31, 2021 related to the issuance of foreign-currency denominated publicly-registered debt securities in Argentina by private sector clients or by the entities themselves, must submit to the Argentine Central Bank a refinancing plan based on the following criteria: (a) the net amount for which access to the foreign exchange is granted within the original terms must not exceed 40% of the principal amount due, and (b) the remaining principal amount must have been refinanced through new foreign debt with an average life of at least 2 years. Therefore, the Company is analyzing the impact of this provision in order to comply with the Central Bank's requirements in due time and manner, if applicable.

Series I Non-convertible Notes having a par value of USD 181,518,707 and other bank debts shall become due on November 15, 2020.

COVID-19 Pandemic

As it arises from the 'Economic framework of the Group's business' note, the COVID-19 pandemic is having an adverse impact on both the global and the Argentine economy and the Company's business. Although the COVID-19 pandemic has had an impact nationwide on the business conducted by the Company, it is still too early to assess the total scope of its impact.

Below follows a description of the expected effects of the COVID-19 pandemic on the Company as of the date of these financial statements:

In the Operations Center in Argentina:

●	As a consequence of the preventive and mandatory social isolation, shopping malls across the country have been closed since March 20, 2020. Only those stores engaged in essential activities remain open such as pharmacies, supermarkets and banks whereas some food and clothing stores are offering delivery services and selling products on WhatsApp. In May and June, these measures were relaxed and certain activities were resumed in some marketplaces in the Argentine provinces such as Salta, Mendoza, Santa Fe and Córdoba. Actually, the shopping malls Alto Noa, Mendoza Plaza, Alto Rosario, La Ribera and Córdoba Shopping reopened under strict health and safety protocols providing for reduced shopping hours, social distancing and access controls. The shopping mall in Neuquén was reopened in July 2020 whereas the Distrito Arcos shopping mall, a premium open-air outlet in the City of Buenos Aires, was reopened early in August 2020. As of this date, 44% of the square meters of the Company's Shopping Malls are open. Nevertheless, the uncertainty posed by this situation may cause the closing of stores that have already opened.

●	As a result of the shopping mall closings, the Company has decided to differ the invoicing and collection of the Monthly Guaranteed Amount (Valor Mensual Asegurado or V.M.A.) until September 30, 2020, with some exceptions, and not to collect the collective promotion fund during such period in an attempt to prioritize its long-term relationship with the lessees. Additionally, an increase in the delinquency rate of some lessees has been noticed. The ensuing impact on shopping malls has been a 30.5% decrease in income from rentals and services compared to the previous fiscal year and an 83% decrease compared to the last quarter of the previous fiscal year. Moreover, the allowance for bad debts is Ps. 305 million for the fiscal year ended June 30, 2020 and Ps. 187 million for the last quarter of the fiscal year.

●	As regards the rental of offices, although most of the lessees are working remotely, they are open under strict health and safety protocols. As of this date, the Company has not experienced any collection difficulties.

●	La Rural, the Buenos Aires and Punta del Este Convention Centers and the DIRECTV Arena stadium, which are owned directly or indirectly by the Company, are also closed since March 20. All scheduled conferences have been suspended, most of the fairs and conventions were postponed, and most of the scheduled shows in the DIRECTV Arena stadium have been cancelled. The reopening date of these premises is uncertain as well as the future calendar of fairs, conventions and shows.

●	In order to reduce the risk of the virus spreading and protect public health, the Libertador hotels in the City of Buenos Aires and the Llao Llao hotel in the province of Río Negro are temporarily closed and it is still uncertain when they will reopen and go back to normal operations. As regards Hotel Intercontinental in the city of Buenos Aires, it is operating only under a contingency and emergency plan. The impact of all the above on these financial statements has been a 32% decrease in income compared to the previous fiscal year and a 100% decrease compared to the same quarter of the previous year.

In the Operations Center in Israel

●	The COVID-19 pandemic has had a negative impact on the market valuation of IDBD, DIC and operating subsidiaries due to the sharp fall in prices. The mandatory shutdown lasted almost 10 days and was then relaxed under strict health and safety protocols. The effects on the operating businesses have been diverse:

o	as regards supermarkets (Shufersal) and agriculture (Mahadrin), the impact has been positive in the short-term as these are considered essential activities;

o	as concerns telecommunications (Cellcom), in particular the international roaming service, there has been a decrease in consumption keyed to a significant drop in international tourism. Cellcom has taken actions to reduce such negative effects by cutting back on expenses and investments during the coronavirus crisis period, including staff downsizing measures.

o	In PBC, the activities and income from real estate transactions have been adversely affected by the economic situation and the bans on circulation. Consequently, PBC's cash flow is expected to be somehow vulnerable although it is not possible to estimate as of this date to which extent PBC has made an assessment of its investment properties showing signs of impairment and, as a consequence, a reduction in the value of its properties of Ps. 2,989 has been accounted for.

As regards the Group's financial debt:

●	IRSA must honor the following maturities within the next 12 months: Series II Non-convertible Notes, having a par value of US$ 71.4, due on July 20, 2020; Series II Non-convertible Notes, having a par value of CLP 31,502.6 (equivalent to US$ 41 approximately), due on August 6, 2020; Series I Non-convertible Notes, having a par value of US$ 181.5, due on November 15, 2020, Series III Non-convertible Notes, having a par value of Ps. 354 (equivalent to US$5), due on February 21, 2021, Series IV Non-convertible Notes, having a par value of US$ 51.3, due on May 21, 2021 and a bank debt in an amount equivalent to US$14.3.

●	Our subsidiary, IRSA CP, must honor the maturity of its Series IV Non-convertible Notes, having a par value of US$ 140, which will become due in September 2020 and a bank debt of US$ 23.

●	The short-term financial debts of our subsidiaries, IDBD-DIC, have a nominal value of US$ 202 (including non-convertible notes and borrowing from banks and financial entities). It should be noted that such commitments have no effects on IRSA because such indebtedness is without recourse against IRSA and is not guaranteed by IRSA's assets as described in Note 1 to these interim consolidated condensed financial statements.

In May and July 2020, IRSA issued US$ 105.4 non-convertible notes in the local market intended to refinance its short-term debt. The proceeds of such issuances were used by the Company to repay its Non-convertible Notes due on July and August 2020.

The alternatives that the Company is considering to refinance the repayment of its Non-convertible Notes due in November 2020, February 2021 and June 2021 are a capital increase in an approximate amount of US$ 70 / US$ 100 resolved at the annual shareholders' meeting held in October 30, 2019 and obtaining financing in the domestic or international capital markets through new issues of debt securities or liability management transactions in the range of US$ 40 and US$ 100, in addition to the transactions already conducted in May and July. In addition, IRSA has a long-standing relationship with banks of the local financial system that may supplement and diversify the Company's sources of financing in addition to capital market financing. Moreover, as part of our strategy, the Company may sell a portion of its portfolio of assets (hotels and/or land reserves and offices through its subsidiary, IRSA CP) to generate additional funds.

Lastly, IRSA CP has granted IRSA a three-year credit facility up to US$ 180, of which US$ 53.4 were used by IRSA on June 30, 2020. IRSA may still use the remaining balance of such facility and receive dividends from such company in its capacity as controlling shareholder of 80.65% of its capital stock. It should be noted that IRSA CP's cash and cash equivalents (including current financial investments) as of June 30, 2020 amount to US$ 155 and, following the fiscal year-end, it sold office assets worth US$ 128.6. Moreover, it is working on different financing alternatives in pesos with local banks (syndicated loans and/or bilateral loans) in estimated amounts equivalent to USD 50 and USD 100 to discharge its short-term obligations and it may eventually resort to debt transactions in the local capital market.

The final effects of the coronavirus outbreak and its impact on the country's economy is unknown and cannot be reasonably foreseen. Nevertheless, although it has had significant effects in the short-run, it is not expected that they will affect the continuation of business. Although there are short-term economic impacts, it is foreseen that the Company will be able to continue meeting its financial commitments in the following twelve months.

The Company is closely monitoring the situation and taking all necessary actions to preserve human life and the Company's businesses.